UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) May 2, 2012

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center 1415 W. Diehl Road Naperville, Illinois		60563
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Tellabs held its Annual Meeting of Stockholders on May 2, 2012. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
1. Election of Directors
Bo Hedfors	251,810,430	22,800,993	230,091	53,924,856
Michael E. Lavin	219,969,479	54,636,058	235,977	53,924,856
Jan H. Suwinski	218,835,177	55,771,952	234,385	53,924,856

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2. Approval, on an Advisory Basis, Named Executive Officer Compensation.	207,942,661	64,192,429	2,706,424	53,924,856

	Votes For	Votes Against	Abstentions	Broker Non-Votes
3. Ratification of Appointment of Independent Registered Auditor.	289,621,520	33,874,346	5,270,504	n/a

Item 8.01 Other Events

The Board of Directors has approved a quarterly cash dividend on May 2, 2012 of $0.02 per share payable on May 25, 2012, to stockholders of record as of the close of business on May 11, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ Thomas P. Minichiello
Thomas P. Minichiello Vice President of Finance and Chief Accounting Officer (Principal Accounting Officer and duly authorized officer)

  May 7, 2012

  (Date)